UNITED STATES
				SECURITIES AND EXCHANGE COMMISSION
					WASHINGTON, D.C. 20549


						FORM N-CSR

		CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
					INVESTMENT COMPANIES

			Investment Company Act file number 811-5047

					Tax-Free Fund of Colorado
			(Exact name of Registrant as specified in charter)

					   380 Madison Avenue
					New York, New York 10017
			(Address of principal executive offices)  (Zip code)

					  Joseph P. DiMaggio
					  380 Madison Avenue
					New York, New York 10017
				(Name and address of agent for service)

		Registrant's telephone number, including area code:	(212) 697-6666


				Date of fiscal year end:	12/31/08

				Date of reporting period:	12/31/08

						FORM N-CSR

ITEM 1.  REPORTS TO STOCKHOLDERS.




ANNUAL
REPORT

DECEMBER 31, 2008

                [LOGO OF TAX-FREE FUND OF COLORADO: A SQUARE WITH
                 SILLHOUETTES OF TWO MOUNTAINS AND A RISING SUN]

                                  TAX-FREE FUND
                                       OF
                                    COLORADO

                          A TAX-FREE INCOME INVESTMENT

[LOGO OF THE AQUILA
GROUP OF FUNDS:                    ONE OF THE
AN EAGLE'S HEAD]             AQUILA GROUP OF FUNDS (R)

[LOGO OF TAX-FREE FUND OF COLORADO:
A SQUARE WITH SILHOUETTES OF TWO
MOUNTAINS AND A RISING SUN]

SERVING COLORADO INVESTORS FOR MORE THAN TWO DECADES

TAX-FREE FUND OF COLORADO
"PROPER ASSET ALLOCATION -
A STRATEGY FOR ALL SEASONS"

                                                                  February, 2009

      The market has definitely been volatile enough recently to cause even the most seasoned investor to ask, "What should I do now?"

      We believe you will be in a better position to weather this, or any, economic storm, if your portfolio is built with a strong foundation. In short, is your portfolio properly allocated based on your specific needs?

      As you hopefully already know, asset allocation is an investment strategy that strives to balance risk and reward by diversifying assets according to your specific desires. These include:

      o investment time horizon (specifically your age and retirement objectives);

      o risk threshold (how much of your investment capital you are willing to lose during a given time frame);

      o financial situation (your wealth, income, expenses, tax bracket, liquidity needs, etc.); and

      o     goals (the financial goals you and your family want to achieve).

      Since the three main asset classes - equities, fixed-income, and cash/cash equivalents - have different levels of risk and return, each is expected to behave differently over time. The objective of asset allocation is to create a diversified portfolio with an acceptable level of risk and the highest possible return given that level of risk.

      Although there is no simple formula that can find the right asset allocation for every individual, the consensus among most financial professionals is that asset allocation is one of the most important decisions that investors make.

                         NOT A PART OF THE ANNUAL REPORT

      The way you allocate your investment among stocks, bonds, and cash/cash equivalents will be the principal determinant of your investment results - secondary to your selection of individual securities.

      Once you and your financial professional have developed an appropriate asset allocation for your portfolio, we believe that changes should be made based on need, not on scary headlines.

      A properly constructed portfolio with sound asset allocation should be in a good position to weather all seasons.

                                    Sincerely

                                 [PHOTO OMITTED]

/s/ Lacy B. Herrmann                       /s/ Diana P. Herrmann

Lacy B. Herrmann                           Diana P. Herrmann
Founder and Chairman Emeritus              President

                         NOT A PART OF THE ANNUAL REPORT

[LOGO OF TAX-FREE FUND OF COLORADO:
A SQUARE WITH SILHOUETTES OF TWO
MOUNTAINS AND A RISING SUN]

              SERVING COLORADO INVESTORS FOR MORE THAN TWO DECADES

                            TAX-FREE FUND OF COLORADO

                                  ANNUAL REPORT

                              MANAGEMENT DISCUSSION

2008 REVIEW

      The primary theme in the financial markets in 2008 was crisis. We began the year with a growing problem in the sub prime mortgage market which quickly translated to escalating liquidity and credit quality problems in the banking, brokerage and insurance industries. These difficulties arose from a number of factors, including many years of easy credit availability, lax regulation, low interest rates and the mistaken belief that real estate values would never decline significantly. As the financial sector began to realize the extent of their declining asset quality problem, lending began to dry up and companies began looking to unload poor quality assets (loans) at almost any price. Naturally, as this asset deterioration was occurring throughout the financial system, there were few entities willing to accept these distressed assets.

      The primary culprit of the current financial morass is the residential mortgage market. The past several years have been marked by record levels of home ownership driven by loose lending standards, no money down, teaser rates, and adjustable mortgages. Home owners were borrowing more than they could afford to pay back and when the monthly payments began to reset with higher interest rates, borrowers began to default and home foreclosures began to soar.

      In the face of our seizing financial system the Federal Government has been forced to be a lender of last resort. The U.S. Treasury and Federal Reserve Boards have developed a variety of stimulus programs designed to bolster the banking system, provide liquidity to the financial markets and encourage consumers to begin spending again. The cost of these programs has yet to be determined but appears to be in the trillions of dollars.

      Due to the worldwide flight to safety in the fixed income markets, U.S. Treasury yields have declined to historical lows. By the end of the year, interest rates on 1 to 5 year notes declined to 0.34% and 1.53%, respectively, and rates on 10 and 30 year bonds declined to 2.27% and 2.65%. The Federal Reserve has moved their target for the overnight Federal Funds rate to 0 - 0.25% in an effort to provide liquidity and stimulate the economy. We believe that we will remain in this low interest rate environment until there are signs of increased economic activity late in 2009 or early 2010.

      Interest rates on municipal bonds did not behave in the same fashion as Treasuries during 2008. Yields on shorter term securities declined by 200 basis points (1 basis point equals 1/100th of 1%) for 1 year maturities and about 50 basis points for 7 year bonds. AAA municipals with maturities of 10 to 30 years experienced an increase in yield of 17 to 83 basis points, respectively. The forced sales of bonds in the derivative markets, mutual fund liquidations and credit rating downgrades of municipal bond insurers were the primary cause for the rise in yields. There was also a dramatic yield increase in higher risk, low rated municipal bonds. This was a continuation of the trend which began in 2007 where municipal investors are requiring higher returns for investing in higher risk securities with longer maturities and lower credit ratings.

      The Colorado economy has also entered a recession. We have seen the unemployment rate increase to almost 6% and it is projected to go higher in 2009. The housing market contraction which began in 2006 continues at a frightening pace. Permits for new homes are down more than 30% from 2007 depressed levels, and the median sales price of existing homes declined by 9-12% depending on the region. On a positive note, Colorado home values are holding up much better than other areas of the country because we did not have the runaway price inflation experienced in other high growth markets. Hopefully, Colorado will lead the nation in price recovery as it led the nation into the downturn.

      State and local governments are also feeling the effects of the economic downturns. The State Office of Budget and Planning has estimated a $600 million shortfall in General Fund revenues. Local governments are dealing with lower sales tax collections and flattening property tax income. Fortunately, our Colorado governments have a history of making the difficult budget cuts necessary to maintain break-even operations.

      The conservative investment strategy for Tax-Free Fund of Colorado was rewarded during 2008. The positive factors affecting our investment performance were our intermediate maturity, high credit quality and above average interest rates on our seasoned holdings. During the year our average maturity lengthened from 6 years to 8.5 years as we sought to take advantage of higher yields on the longer maturities within our intermediate range. The municipal bond insurance companies have been under review by the major rating agencies and the ratings of some of the insurance companies have now either been downgraded and/or have a negative outlook. As a result, we experienced a reduction in our average credit ratings. The underlying credit quality of our portfolio remains very strong, however, with an average rating of A/AA. The average interest rate on the portfolio holdings remained slightly above 5% during the year. These higher coupon bonds held their value very well in hostile market conditions.

      Negative factors impacting our performance were longer maturity, lower credit quality bonds that were added to the portfolio in late 2007 and early 2008. We began using these securities a little earlier than when they achieved their cheapest valuations, but they only represented about 10% of the portfolio.

      We believe we achieved our goal of improving the yield and maintaining a relatively stable price for 2008. In a market of unprecedented volatility, the total return for Class A investors based on Net Asset Value was +0.57% and the double tax-exempt dividend yield averaged approximately 4.10% for the year.

2009 STRATEGY

      We believe that the present valuation characteristics of municipal bonds are very favorable. The interest rates on tax-free bonds are currently about the same or higher than U.S. Treasury securities with similar maturities. We believe the prospect for rising tax rates seems almost certain given the amount of Federal economic stimulus legislation being added to the Treasury's balance sheet. The value of tax-exempt income is becoming widely recognized by the investing public and demand for municipal bonds is increasing. The most critical aspect of investing in municipals in this environment is credit research. Knowing what you own will become more difficult with the rapidly changing financial condition of state and local issuers. At Tax-Free Fund of Colorado we plan to redouble our efforts in ongoing credit surveillance and new issue credit research. We plan to add to our positions in 15-20 year maturities as there is now a yield pick up of over 2.5% versus 5 year bonds. We will strive to maintain an average maturity in the intermediate range of 8 to 12 years as has always been our practice. We intend to continue our emphasis on strong credit quality issuers where we have compiled a history of financial performance and have access to management. In the event we have to sell securities, we expect to look to the shorter bonds that will mature or be called in the next 2 or 3 years. If interest rates begin to rise later in the year, we believe we are in a very liquid and flexible position to take advantage of those opportunities as they present themselves.

      We hope that our shareholders are taking some comfort in the fact that Tax-Free Fund of Colorado continues, in our view, to meet expectations as a safe, stable product that produces a reliable double tax-free income stream. In uncertain and volatile market conditions we strive to provide a solid foundation for your investment portfolio.

      Thank you for your interest in Tax-Free Fund of Colorado.

PERFORMANCE REPORT

      The following graph illustrates the value of $10,000 invested in the Class A shares of Tax-Free Fund of Colorado for the 10-year period ended December 31, 2008 as compared with the Barclays Capital Quality Intermediate Municipal Bond Index (formerly known as the Lehman Brothers Quality Intermediate Municipal Bond Index) and the Consumer Price Index (a cost of living index). The performance of each of the other classes is not shown in the graph but is included in the table below. It should be noted that the Barclays Capital Quality Intermediate Municipal Bond Index does not include any operating expenses nor sales charges and being nationally oriented, does not reflect state specific bond market performance.

            [Graphic of a line chart with the following information:]

                              Tax-Free Fund      Tax-Free Fund
                               of Colorado        of Colorado
                Cost of      Class A Shares     Class A Shares       Barclays
             Living Index    no sales charge   with sales charge   Capital Index
12/98           10,000           10,000               9,600           10,000
12/99           10,268            9,905               9,512           10,029
12/00           10,616           10,727              10,301           10,895
12/01           10,781           11,215              10,769           11,495
12/02           11,037           12,198              11,713           12,557
12/03           11,245           12,796              12,287           13,139
12/04           11,611           13,141              12,619           13,536
12/05           12,007           13,311              12,785           13,764
12/06           12,312           13,782              13,234           14,281
12/07           12,815           14,172              13,608           14,977
12/08           12,827           14,288              13,720           15,651

                                                            AVERAGE ANNUAL TOTAL RETURN
                                                         FOR PERIODS ENDED DECEMBER 31, 2008
                                                         -----------------------------------
                                                                                        SINCE
CLASS AND INCEPTION DATE                             1 YEAR      5 YEARS   10 YEARS   INCEPTION
-----------------------------------------            ------      -------   --------   ---------
Class A (commenced operations on 5/21/87)
  With Maximum Sales Charge                          (3.49)%      1.36%      3.21%      5.23%
  Without Sales Charge                                0.57%       2.19%      3.63%      5.43%
Class C (commenced operations on 4/30/96)
  With CDSC                                          (1.38)%      1.23%      2.65%      3.17%
  Without CDSC                                       (0.39)%      1.23%      2.65%      3.17%
Class Y (commenced operations on 4/30/96)
  No Sales Charge                                     0.63%       2.25%      3.69%      4.36%
Barclays Capital Quality
  Intermediate Municipal Bond Index                   4.49%       3.56%      4.58%      5.85% (Class A)
                                                                                        5.01% (Class C&Y)

Total return figures shown for the Fund reflect any change in price and assume all distributions within the period were invested in additional shares. Returns for Class A shares are calculated with and without the effect of the initial 4% maximum sales charge. Returns for Class C shares are calculated with and without the effect of the 1% contingent deferred sales charge (CDSC) imposed on redemptions made within the first 12 months after purchase. Class Y shares are sold without any sales charge. The rates of return will vary and the principal value of an investment will fluctuate with market conditions. Shares, if redeemed, may be worth more or less than their original cost. A portion of each class's income may be subject to Federal and state income taxes. Past performance is not predictive of future investment results.

--------------------------------------------------------------------------------

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Tax-Free Fund of Colorado:

      We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Tax-Free Fund of Colorado as of December 31, 2008 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2004 was audited by other auditors, whose report dated February 18, 2005 expressed an unqualified opinion on such financial highlights.

      We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tax-Free Fund of Colorado as of December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                                        TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 26, 2009

--------------------------------------------------------------------------------

                            TAX-FREE FUND OF COLORADO
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2008

                                                                              RATING
   PRINCIPAL                                                                 MOODY'S/
     AMOUNT       GENERAL OBLIGATION BONDS (26.6%)                             S&P              VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  CITY & COUNTY (1.1%)
                  Denver, Colorado City & County Art Museum
$    2,000,000    5.000%, 08/01/15 ........................................   Aa1/AAA       $   2,142,100
                                                                                            -------------
                  METROPOLITAN DISTRICT (5.7%)
                  Arapahoe, Colorado Park & Recreation District
     1,070,000    5.000%, 12/01/17 FGIC Insured ...........................    A3/NR            1,110,617
                  Aspen Grove Business Improvement District,
                      Colorado Refunding
     1,150,000    4.750%, 12/01/21Radian Insured ..........................   NR/BBB+             947,473
                  Foothills, Colorado Park & Recreational District
     1,310,000    5.000%, 12/01/12 FSA Insured ............................   Aa3/NR+           1,401,124
     1,325,000    5.000%, 12/01/13 FSA Insured ............................   Aa3/NR+           1,409,124
                  Fraser Valley Metropolitan Recreational District,
                      Colorado
     1,375,000    5.000%, 12/01/25 ........................................    NR/A             1,342,743
                  Highlands Ranch, Colorado Metropolitan District #1,
                      Refunding
     1,730,000    5.750%, 09/01/09 AMBAC Insured ..........................  Baa1/AA+           1,772,956
                  Hyland Hills Metro Park & Recreation District,
                      Colorado Special Revenue Refunding
                      & Improvement
     1,275,000    4.375%, 12/15/26 ACA Insured ............................   NR/NR*              697,336
                  Lincoln Park, Colorado Metropolitan District,
                      Refunding & Improvement
     1,535,000    5.625%, 12/01/20 ........................................   NR/BBB-           1,200,692
                  North Metro Fire Rescue District, Colorado
     1,200,000    4.625%, 12/01/20 AMBAC Insured ..........................   Baa1/A+           1,226,664
                  South Suburban, Colorado Park & Recreational
                      District
       300,000    5.125%, 12/15/09 FGIC Insured ...........................   Aa3/AA              304,257
                                                                                            -------------
                  Total Metropolitan District .............................                    11,412,986
                                                                                            -------------
                  SCHOOL DISTRICTS (19.8%)
                  Adams & Arapahoe Counties, Colorado Joint School
                      District #28J
     2,500,000    5.500%, 12/01/23 ........................................   Aa3/AA-           2,610,475

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       GENERAL OBLIGATION BONDS (CONTINUED)                          S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  SCHOOL DISTRICTS (CONTINUED)
                  Adams & Weld Counties, Colorado School
                      District #27J
$    1,000,000    5.375%, 12/01/26 MBIA Insured ...........................   Aa3/AA        $   1,020,910
                  Adams County, Colorado School District #12
                      (Adams 12 Five Star Schools)
     1,170,000    5.000%, 12/15/12 MBIA Insured ...........................   Aa3/AA+           1,252,438
       830,000    5.000%, 12/15/12 MBIA Insured Pre-Refunded ..............   Aa3/AAA             905,007
                  Arapahoe County, Colorado Cherry Creek School
                      District #5
     2,760,000    5.500%, 12/15/11 Pre-Refunded ...........................   Aa2/AA            2,880,088
     2,750,000    5.500%, 12/15/12 Pre-Refunded ...........................   Aa2/AA            2,869,652
                  Arapahoe County, Colorado School District #006
                      Littleton
     1,000,000    5.250%, 12/01/21 FGIC Insured ...........................   Aa2/AA            1,038,850
                  Boulder Larimer & Weld Counties, Colorado
     1,260,000    5.000%, 12/15/26 FSA Insured ............................   Aa3/AAA           1,233,666
                  Clear Creek, Colorado School District
     1,000,000        5.000%, 12/01/16 FSA Insured ........................   Aa3/AAA           1,003,470
                  El Paso County, Colorado School District #20
     1,500,000    5.000%, 12/15/14 FGIC Insured ...........................   Aa3/NR            1,620,570
                  El Paso County, Colorado School District #020
     1,085,000    5.500%, 12/15/23 FGIC Insured ...........................   Aa3/NR            1,127,206
                  El Paso County, Colorado School District #38
     1,110,000    5.700%, 12/01/12 Pre-Refunded ...........................   Aa3/NR            1,194,282
                  El Paso County, Colorado School District #49
     1,500,000    5.500%, 12/01/13 FSA Insured Pre-Refunded ...............   Aa3/AAA           1,637,745
     1,000,000    5.250%, 12/01/14 FGIC Insured Pre-Refunded ..............   Aa3/AA-           1,097,730
                  Garfield County, Colorado School District
     1,250,000    5.000%, 12/01/17 FSA Insured ............................   Aa3/NR+           1,315,938
                  Jefferson County, Colorado School District #R-001
     3,000,000    5.250%, 12/15/25 FSA Insured ............................   Aa3/AAA           3,090,180
                  La Plata County, Colorado School District #9
     1,500,000    5.000%, 11/01/18 MBIA Insured Pre-Refunded ..............   Aa3/NR            1,664,640

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       GENERAL OBLIGATION BONDS (CONTINUED)                          S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  SCHOOL DISTRICTS (CONTINUED)
                  Pueblo County, Colorado School District #70
$    1,000,000    5.000%, 12/01/15 FGIC Insured ...........................    A2/AA        $   1,041,030
     3,440,000    5.000%, 12/01/16 FGIC Insured ...........................    A2/AA            3,561,879
                  Teller County, Colorado School District #2
                      Woodland Park
     1,265,000    5.000%, 12/01/17 MBIA Insured ...........................   Aa3/AA+           1,352,133
                  Weld and Adams Counties, Colorado School
                      District #3J
     1,000,000    5.500%, 12/15/10 AMBAC Insured Pre-Refunded .............   Aa3/AA-           1,044,000
                  Weld County, Colorado School District #2
     1,315,000    5.000%, 12/01/15 FSA Insured ............................   Aa3/AAA           1,406,143
                  Weld County, Colorado School District #6
     1,195,000    5.000%, 12/01/15 FSA Insured Pre-Refunded ...............   Aa3/AAA           1,305,143
                  Weld County, Colorado School District #8
     1,115,000    5.000%, 12/01/15 FSA Insured Pre-Refunded ...............   Aa3/AAA           1,242,177
     1,385,000    5.250%, 12/01/17 FSA Insured Pre-Refunded ...............   Aa3/AAA           1,555,923
                                                                                            -------------
                  Total School Districts ..................................                    40,071,275
                                                                                            -------------
                  Total General Obligation Bonds ..........................                    53,626,361
                                                                                            -------------
                  REVENUE BONDS (72.9%)

                  ELECTRIC (2.1%)
                  Colorado Springs, Colorado Utilities Revenue
     1,660,000    5.000%, 11/15/17 ........................................   Aa2/AA            1,746,619
                  Colorado Springs, Colorado Utilities Revenue
                      Refunding Series B
     1,285,000    5.250%, 11/15/23 ........................................   Aa2/AA            1,352,617
                  Colorado Springs, Colorado Utilities Revenue
                      Subordinated Lien Improvement Series B
     1,160,000    5.000%, 11/15/23 ........................................   Aa2/AA            1,181,738
                                                                                            -------------
                  Total Electric ..........................................                     4,280,974
                                                                                            -------------
                  HIGHER EDUCATION (16.4%)
                  Boulder, Colorado Development Revenue UCAR
     1,880,000    5.000%, 09/01/27 MBIA Insured ...........................    A2/AA            1,820,047

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  HIGHER EDUCATION (CONTINUED)
                  Colorado Educational & Cultural Facility Authority,
                      Johnson & Wales
$      860,000    5.000%, 04/01/18 Syncora Guarantee Inc. Insured** .......   NR/BBB-       $     786,384
                  Colorado Educational & Cultural Facility Authority,
                      Regis University Project
     1,695,000    5.000%, 06/01/24 Radian Insured .........................   A3/BBB+           1,279,674
                  Colorado Educational & Cultural Facility Authority,
                      Student Housing - Campus Village Apartments
                      Refunding
     2,835,000    5.375%, 06/01/28 ........................................    NR/A             2,169,342
                  Colorado Educational & Cultural Facility Authority,
                      University of Colorado Foundation Project
     2,110,000    5.000%, 07/01/17 AMBAC Insured ..........................  Baa1/AA-           2,302,748
     1,865,000    5.375%, 07/01/18 AMBAC Insured ..........................  Baa1/AA-           2,058,699
                  Colorado Educational & Cultural Facility Authority
                      Revenue Refunding, University of Denver Project
     1,000,000    5.250%, 03/01/26 FGIC Insured ...........................    A1/AA              991,010
                  Colorado Educational & Cultural Facility Authority,
                      University of Denver Project, Series B Refunding
     1,620,000    5.250%, 03/01/23 FGIC Insured ...........................    A1/A             1,615,075
                  Colorado Mountain Jr. College District Student
                      Housing Facilities Enterprise Revenue
     1,000,000    4.500%, 06/01/18 MBIA Insured ...........................   Baa1/AA           1,030,150
                  Colorado State Board of Governors University
                      Enterprise System, Series A, Refunding and
                      Improvement
       425,000    5.000%, 03/01/17 Prerefunded, ETM .......................   A1/NR+              475,737
                  Colorado State Board of Governors University
                      Enterprise System, Series A, Refunding and
                      Improvement
     1,105,000    5.000%, 03/01/17 AMBAC Insured ..........................   A1/NR++           1,164,560
                  Colorado State COP UCDHSC Fitzsimons Academic
                      Projects Series B
     3,135,000    5.250%, 11/01/25 MBIA Insured ...........................   Baa1/AA           3,168,764

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  HIGHER EDUCATION (CONTINUED)
                  Mesa State College, Colorado Auxiliary Facilities
                      Enterprise
$    2,000,000    5.700%, 05/15/26 ........................................   Aa3/AA-       $   2,081,640
                  University of Colorado Enterprise System
     1,000,000    5.000%, 06/01/11 ........................................   Aa3/AA-           1,066,130
     2,325,000    5.000%, 06/01/15 AMBAC Insured Pre-Refunded .............   Aa3/AA-           2,568,660
     1,735,000    5.000%, 06/01/16 Pre-Refunded ...........................   Aa3/AA-           1,950,175
     1,000,000    5.250%, 06/01/17 FGIC Insured Pre-Refunded ..............   Aa3/AA-           1,134,490
                  University of Colorado Enterprise System Revenue,
                      Refunding & Improvement
     3,905,000    5.000%, 06/01/24 FGIC Insured ...........................   Aa3/AA            3,934,600
                  University of Northern Colorado Auxiliary Facilities
     1,390,000    5.000%, 06/01/15 AMBAC Insured ..........................    A2/A             1,437,608
                                                                                            -------------
                  Total Higher Education                                                       33,035,493
                                                                                            -------------
                  HOSPITAL (8.2%)
                  Colorado Health Facility Authority Hospital Revenue,
                      Valley View Hospital Association, Refunding
     1,000,000    5.500%, 05/15/28 ........................................   NR/BBB              673,570
                  Colorado Health Facility Authority Hospital Revenue,
                      Catholic Health
     1,000,000    4.750%, 09/01/25 FSA Insured ............................   Aa2/AAA             916,000
                  Colorado Health Facility Authority Revenue, Catholic
                      Health Initiatives
     2,000,000    5.000%, 10/01/16 ........................................   Aa2/AA            2,021,580
                  Colorado Health Facility Authority Revenue, Catholic
                      Health Initiatives
     1,000,000    6.000%, 10/01/23 ........................................   Aa2/AA            1,009,730
                  Colorado Health Facility Authority Hospital Revenue,
                      Evangelical Lutheran Project Refunding
     1,575,000    5.250%, 06/01/19 ........................................    A3/A-            1,382,378
                  Colorado Health Facility Authority Hospital Revenue,
                      Poudre Valley Health Care Series F Refunding
     2,800,000    5.000%, 03/01/25 ........................................  Baa1/BBB+          1,891,428

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  Hospital (continued)
                  Colorado Health Facility Authority Hospital Revenue,
                      Sisters of Charity - Health Care
$    1,000,000    6.250%, 05/15/09 AMBAC Insured ETM ......................   Baa1/A+       $   1,015,170
                  Colorado Health Facility Authority Hospital Revenue,
                      Sisters of Charity - Leavenworth
     1,500,000    5.250%, 12/01/10 MBIA Insured ...........................   Aa2/AA            1,510,395
                  Colorado Health Facility Authority Hospital Revenue,
                      Evangelical Lutheran Project Refunding
     1,000,000    5.250%, 06/01/21 ........................................    A3/A-              842,260
     2,000,000    5.250%, 06/01/24 ........................................    A3/A-            1,599,400
                  Denver, Colorado Health & Hospital Authority
                      Healthcare, Revenue Series A Refunding
     2,000,000    5.000%, 12/01/18 ........................................   NR/BBB            1,517,440
                  Denver, Colorado Health & Hospital Authority
                      Healthcare, Revenue Series A Refunding
     1,500,000    5.000%, 12/01/19 ........................................   NR/BBB            1,107,150
                  Park Hospital District Larimer County, Colorado
                      Limited Tax Revenue
     1,010,000    4.500%, 01/01/21 Assured Guaranty Insured ...............   Aa2/AAA           1,009,071
                                                                                            -------------
                  Total Hospital ..........................................                    16,495,572
                                                                                            -------------
                  HOUSING (1.3%)
                  Colorado Housing & Finance Authority
       300,000    6.050%, 10/01/16 Series 1999A3 ..........................   Aa2/NR              297,591
        10,000    6.125%, 11/01/23 Series 1998D3 ..........................   Aa2/NR                9,501
                  Colorado Housing & Finance Authority, Single
                      Family Program Refunding
       145,000    5.000%, 08/01/13 Series 2001 Series B ...................    A1/A+              136,515
                  Colorado Housing Finance Authority, Single Family
                      Mortgage
        35,000    5.700%, 10/01/22 Series 2000C3 ..........................   Aa2/AA               34,869
                  Colorado Housing Finance Authority, Single Family
                      Mortgage Class III Series A-5
     2,000,000    5.000%, 11/01/34 ........................................    A1/A+            1,913,940

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  HOUSING (CONTINUED)
                  Colorado Housing Finance Authority, Single Family
                      Mortgage Subordinated
$       65,000    5.400%, 10/01/12 Series 2000D ...........................    A1/A+        $      63,415
                  Denver, Colorado Single Family Mortgage Revenue
        85,000    5.000%, 11/01/15 GNMA Insured ...........................   NR/AAA               81,852
                                                                                            -------------
                  Total Housing ...........................................                     2,537,683
                                                                                            -------------
                  LEASE (15.4%)
                  Adams 12 Five Star Schools COP
     1,770,000    4.625%, 12/01/24 ........................................    A1/A+            1,615,567
                  Aurora, Colorado COP
     2,105,000    5.250%, 12/01/13 AMBAC Insured Pre-Refunded .............  Baa1/AA-           2,241,025
                  Broomfield, Colorado COP
     2,500,000    5.100%, 12/01/12 AMBAC Insured ..........................    A2/NR            2,590,225
                  Colorado Educational & Cultural Facilities Authority
                      Revenue, Ave Maria School Project Refunding
     1,000,000    4.850%, 12/01/25 Radian Insured .........................   A3/BBB+             784,350
                  Colorado Educational & Cultural Facilities Authority
                      Revenue, Peak to Peak Charter School, Refunding
     1,500,000    5.250%, 08/15/24 Syncora Guarantee Inc. Insured** .......    NR/A             1,467,105
                  Colorado State Higher Ed Capital Construction Lease
     3,000,000    5.250%, 11/01/23 ........................................   Aa3/AA-           3,027,270
                  Denver, Colorado City and County COP (Botanical
                      Gardens)
     2,015,000    5.250%, 12/01/22 ........................................   Aa3/AA+           2,063,360
                  Denver, Colorado City and County COP (Roslyn Fire)
     1,835,000    5.000%, 12/01/15 ........................................   Aa2/AA+           1,932,585
                  El Paso County, Colorado COP
     1,100,000    5.250%, 12/01/09 MBIA Insured ...........................    A1/AA            1,134,617
                  El Paso County, Colorado COP (Pikes Peak Regional
                      Development Authority)
     1,925,000    5.000%, 12/01/18 AMBAC Insured ..........................  Baa1/AA-           2,038,864
                  Fort Collins, Colorado Lease COP Series A
     3,020,000    4.750%, 06/01/18 AMBAC Insured ..........................   Aa2/NR            3,140,891
                  Fremont County, Colorado COP Refunding &
                      Improvement Series A
     2,075,000    5.000%, 12/15/18 MBIA Insured ...........................   Baa1/AA           2,169,994

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  LEASE (CONTINUED)
                  Lakewood, Colorado COP
$    1,440,000    5.200%, 12/01/13 AMBAC Insured Pre-Refunded .............  Baa1/AA-       $   1,537,315
                  Northern Colorado Water Conservancy District COP
     1,000,000    5.000%, 10/01/15 MBIA Insured ...........................   Baa1/AA           1,044,920
                  Pueblo, Colorado COP (Police Complex Project)
     2,170,000    5.500%, 08/15/22 AGC Insured ............................   Aa2/AAA           2,174,687
                  Rangeview Library District Project, Colorado COP
     1,000,000    5.000%, 12/15/28 AGC Insured ............................   Aa2/AAA             963,310
                  Westminster, Colorado COP
     1,055,000    5.350%, 09/01/11 MBIA Insured Pre-Refunded ..............   Baa1/AA           1,096,673
                                                                                            -------------
                  Total Lease .............................................                    31,022,758
                                                                                            -------------
                  SALES TAX (12.2%)
                  Boulder, Colorado
     1,045,000    5.250%, 08/15/10 AMBAC Insured ..........................   Aa2/AA-           1,065,095
                  Boulder, Colorado Open Space Acquisition
     1,250,000    5.500%, 08/15/12 ........................................   Aa1/AA+           1,335,762
                  Boulder, Colorado Open Space Capital Improvement
     1,630,000    5.000%, 07/15/17 MBIA Insured ...........................   Aa2/AA            1,710,962
                  Boulder County, Colorado Open Space Capital
                      Improvement Series A
     1,500,000    5.000%, 01/01/24 FSA Insured ............................   Aa3/AAA           1,518,555
                  Boulder, Colorado Sales & Use Tax Open Space
                      Series A
     1,000,000    5.450%, 12/15/12 FGIC Insured Pre-Refunded ..............   NR/AA-            1,052,970
                  Colorado Springs, Colorado Sales & Use Tax Revenue
                      Service Sales
     1,320,000    5.000%, 12/01/12 ........................................   A1/AA+            1,351,508
                  Commerce City, Colorado Sales & Use Tax Revenue
     1,000,000    5.000%, 08/01/21 AMBAC Insured ..........................   Baa1/AA             989,850
                  Denver, Colorado City & County Excise Tax Revenue
     2,000,000    5.375%, 09/01/10 FSA Insured ............................   Aa3/AAA           2,036,940
     2,260,000    5.000%, 09/01/12 FSA Insured Pre-Refunded ...............   Aa3/AAA           2,422,426
                  Douglas County, Colorado Sales & Use Tax Open
                      Space Revenue
     1,780,000    5.500%, 10/15/12 FSA Insured ............................   Aa3/AAA           1,880,356

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  SALES TAX (CONTINUED)
                  Golden, Colorado Sales & Use Tax
$    1,265,000    5.000%, 12/01/12 AMBAC Insured ..........................   Baa1/A        $   1,336,599
                  Jefferson County, Colorado Open Space Sales Tax
     1,600,000    5.000%, 11/01/13 AMBAC Insured ..........................   Aa3/AA-           1,698,752
     1,080,000    5.000%, 11/01/14 AMBAC Insured ..........................   Aa3/AA-           1,140,037
                  Larimer County, Colorado Sales Tax Revenue Bond
     1,000,000    5.500%, 12/15/12 AMBAC Insured ..........................   A1/AA-            1,074,660
                  Longmont, Colorado Sales & Use Tax
     1,875,000    5.500%, 11/15/14 Pre-Refunded ...........................   NR/AA+            2,009,044
                  Park Meadows Business Implementation District,
                      Colorado Shared Sales Tax Revenue Bond
     1,500,000    5.300%, 12/01/27 ........................................   NR/NR*              921,285
                  Thornton, Colorado Sales Tax
     1,000,000    5.000%, 09/01/14 FSA Insured ............................   Aa3/AAA           1,052,430
                                                                                            -------------
                  Total Sales Tax .........................................                    24,597,231
                                                                                            -------------
                  TRANSPORTATION (7.3%)
                  Colorado Department of Transportation-Tax Revenue
                      Anticipation Note
     1,000,000    6.000%, 06/15/13 AMBAC Insured Pre-Refunded .............   Aaa/AA            1,073,610
                  E-470 Public Highway Authority, Colorado Revenue
                      Series D2
     4,000,000    5.000%, 09/01/39 MBIA Insured ...........................   Baa1/AA           3,812,920
                  Northwest Parkway, Colorado Public Highway
                      Authority Series A
     2,515,000    5.150%, 06/15/14 AMBAC Insured ..........................   Baa1/A            2,751,385
                  Regional Transportation District, Colorado COP
     1,190,000        5.000%, 06/01/15 AMBAC Insured ......................   A1/A++            1,243,110
                  Regional Transportation District, Colorado COP,
                      Series A
     3,500,000    5.000%, 06/01/25 AMBAC Insured ..........................    A1/AA            3,135,895
                  Regional Transportation District, Colorado Sales Tax
                      Revenue
     2,000,000    5.000%, 11/01/13 FGIC Insured ...........................   Aa3/AAA           2,099,740
                  Walker Field, Colorado Public Airport Authority
                      Airport Revenue
     1,000,000    5.000%, 12/01/22 ........................................   Baa3/NR             692,300
                                                                                            -------------
                  Total Transportation ....................................                    14,808,960
                                                                                            -------------

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  WATER & SEWER (9.2%)
                  Boulder, Colorado Water & Sewer Revenue
$    1,000,000    5.400%, 12/01/14 Pre-Refunded ...........................   Aa2/AA+       $   1,071,310
                  Broomfield, Colorado Sewer and Waste Water
                      Revenue
     1,985,000    5.000%, 12/01/15 AMBAC Insured ..........................    A3/NR            2,087,208
                  Broomfield, Colorado Water Activity Enterprise
     1,500,000    5.300%, 12/01/12 MBIA Insured ...........................    A2/NR            1,593,570
     1,730,000    5.250%, 12/01/13 MBIA Insured ...........................    A2/NR            1,812,504
                  Colorado Clean Water Revenue
       170,000    5.375%, 09/01/10 Un-Refunded portion ....................   Aaa/AAA             170,092
                  Colorado Water Resource & Power Development
                      Authority
     2,675,000    5.000%, 09/01/16 MBIA Insured ...........................   Baa1/AA           2,720,903
     1,855,000    5.000%, 09/01/17 MBIA Insured ...........................   Baa1/AA           1,860,305
                  Colorado Water Resource & Power Development
                      Authority Clean Water Revenue Series A
     1,375,000    5.000%, 09/01/12 Pre-Refunded ...........................   Aaa/AAA           1,491,064
       260,000    5.000%, 09/01/12 Un-Refunded portion ....................   Aaa/AAA             276,851
                  Colorado Water Resource & Power Development
                      Authority Clean Water Revenue Series B
       180,000    5.500%, 09/01/09 Un-Refunded portion ....................   Aaa/AAA             180,095
                  Colorado Water Resource & Power Development
                      Authority Small Water Resource Series A
       600,000    5.550%, 11/01/13 FGIC Insured Un-Refunded portion .......   NR/NR*              623,406
       400,000    5.550%, 11/01/13 FGIC Insured Pre-Refunded ..............   NR/NR*              427,240
                  Denver, Colorado City and County Wastewater
                      Revenue
     1,560,000    5.000%, 11/01/15 FGIC Insured ...........................   Aa3/AAA           1,665,924
                  Pueblo, Colorado Board Water Works
     1,000,000    5.500%, 11/01/10 FSA Insured ............................   Aa3/AAA           1,055,560
                  Ute, Colorado  Water Conservancy District
      1,570,00    5.500%, 06/15/12 MBIA Insured ...........................   Baa1/AA           1,632,627
                                                                                            -------------
                  Total Water & Sewer .....................................                    18,668,659
                                                                                            -------------

                                                                              RATING
    PRINCIPAL                                                                MOODY'S/
     AMOUNT       REVENUE BONDS (CONTINUED)                                     S&P             VALUE
---------------   ---------------------------------------------------------  --------       -------------
                  MISCELLANEOUS REVENUE (0.8%)
                  Denver, Colorado City & County Helen Bonfils Project
$      620,000    5.875%, 12/01/09 ........................................    NR/A+        $     620,533
                  Westminster, Colorado Golf Course Activity
     1,000,000    5.400%, 12/01/13 Radian Group, Inc. Insured .............    NR/A             1,008,090
                                                                                            -------------
                  Total Miscellaneous Revenue .............................                     1,628,623
                                                                                            -------------
                  Total Revenue Bonds .....................................                   147,075,953
                                                                                            -------------
                  Total Investments (cost $201,952,940 - note 4) ..........    99.5%          200,702,314
                  Other assets less liabilities ...........................     0.5             1,097,355
                                                                              -----         -------------
                  Net Assets ..............................................   100.0%        $ 201,799,669
                                                                              =====         =============

                                                                     PERCENT OF
            PORTFOLIO DISTRIBUTION BY QUALITY RATING (UNAUDITED)     PORTFOLIO*
            ----------------------------------------------------     ----------
            Aaa of Moody's or AAA of S&P or AAA of Fitch .......       22.8%
            Aa of Moody's or AA of S&P .........................       54.6
            A of Moody's or S&P or Fitch .......................       16.9
            Baa of Moody's or BBB of S&P .......................        4.4
            Not rated* .........................................        1.3
                                                                      -----
                                                                      100.0%
                                                                      =====

            *     Calculated  using  the  highest  rating  of the  three  rating services.
            ** Any security not rated (NR) by any of the approved credit rating services has been determined by the Investment Sub-Advisor to have sufficient quality to be ranked in the top four credit ratings if a credit rating were to be assigned by a rating service.

            FITCH RATINGS
            -------------
            +     AAA
            ++    A

                            PORTFOLIO ABBREVIATIONS:
                            ------------------------

ACA -   American Capital Assurance          FSA -   Financial Security Assurance
        Financial Guaranty Corp.            GNMA -  Government National Mortgage
AGC -   Assured Guaranty Corp.                      Association
                                            MBIA -  Municipal Bond Investors
AMBAC - American Municipal Bond Assurance           Assurance
        Corp.                               NR -    Not Rated
COP -   Certificates of Participation       UCAR-   University Corporation for
ETM -   Escrowed to Maturity                        Atmospheric Research
FGIC -  Financial Guaranty Insurance Co.

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2008

ASSETS
    Investments at value (cost $201,952,940) .................................................    $ 200,702,314
    Cash .....................................................................................        1,566,273
    Interest receivable ......................................................................        1,601,864
    Receivable for Fund shares sold ..........................................................          271,122
    Receivable for investment securities sold ................................................            5,000
    Other assets .............................................................................           15,697
                                                                                                  -------------
    Total assets .............................................................................      204,162,270
                                                                                                  -------------
LIABILITIES
    Payable for Fund shares redeemed .........................................................        1,808,125
    Dividends payable ........................................................................          379,609
    Management fee payable ...................................................................           85,077
    Distribution and service fees payable ....................................................           14,800
    Accrued expenses .........................................................................           74,990
                                                                                                  -------------
    Total liabilities ........................................................................        2,362,601
                                                                                                  -------------
NET ASSETS ...................................................................................    $ 201,799,669
                                                                                                  =============

    Net Assets consist of:
    Capital Stock - Authorized an unlimited number of shares, par value $0.01 per share ......    $     204,246
    Additional paid-in capital ...............................................................      203,352,364
    Net unrealized depreciation on investments (note 4) ......................................       (1,250,626)
    Accumulated net realized loss on investments .............................................         (541,110)
    Undistributed net investment income ......................................................           34,795
                                                                                                  -------------
                                                                                                  $ 201,799,669
                                                                                                  =============
CLASS A
    Net Assets ...............................................................................    $ 182,629,882
                                                                                                  =============
    Capital shares outstanding ...............................................................       18,485,393
                                                                                                  =============
    Net asset value and redemption price per share ...........................................    $        9.88
                                                                                                  =============
    Maximum offering price per share (100/96 of $9.88 adjusted to nearest cent) ..............    $       10.29
                                                                                                  =============
CLASS C
    Net Assets ...............................................................................    $   8,188,968
                                                                                                  =============
    Capital shares outstanding ...............................................................          830,466
                                                                                                  =============
    Net asset value and offering price per share .............................................    $        9.86
                                                                                                  =============
    Redemption price per share (*a charge of 1% is imposed on the redemption proceeds of the shares, or on the original price, whichever is lower, if redeemed
        during the first 12 months after purchase) ...........................................    $        9.86*
                                                                                                  =============
CLASS Y
    Net Assets ...............................................................................    $  10,980,819
                                                                                                  =============
    Capital shares outstanding ...............................................................        1,108,738
                                                                                                  =============
    Net asset value, offering and redemption price per share .................................    $        9.90
                                                                                                  =============

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                             STATEMENT OF OPERATIONS
                          YEAR Ended DECEMBER 31, 2008

INVESTMENT INCOME:
        Interest income ...............................................                     $ 9,597,638

Expenses:
        Management fee (note 3) .......................................    $ 1,020,555
        Distribution and service fees (note 3) ........................        188,765
        Transfer and shareholder servicing agent fees .................        173,764
        Trustees' fees and expenses (note 8) ..........................        106,441
        Legal fees (note 3) ...........................................         70,474
        Shareholders' reports and proxy statements ....................         49,716
        Custodian fees (note 6) .......................................         22,435
        Auditing and tax fees .........................................         21,396
        Registration fees and dues ....................................         14,607
        Insurance .....................................................          9,085
        Chief compliance officer (note 3) .............................          4,159
        Miscellaneous .................................................         35,601
                                                                           -----------
        Total expenses ................................................      1,716,998

        Expenses paid indirectly (note 6) .............................        (13,651)
                                                                           -----------
        Net expenses ..................................................                       1,703,347
                                                                                            -----------
        Net investment income .........................................                       7,894,291

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain (loss) from securities transactions .........        207,443
        Change in unrealized appreciation on investments ..............     (6,965,614)
                                                                           -----------
        Net realized and unrealized gain (loss) on investments ........                      (6,758,171)
                                                                                            -----------
        Net change in net assets resulting from operations ............                     $ 1,136,120
                                                                                            ===========

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                      YEAR ENDED            YEAR ENDED
                                                                  DECEMBER 31, 2008     DECEMBER 31, 2007
                                                                  -----------------     -----------------
OPERATIONS:
  Net investment income ........................................    $   7,894,291        $   7,759,543
  Net realized gain (loss) from securities transactions ........          207,443             (206,241)
  Change in unrealized appreciation on investments .............       (6,965,614)          (1,296,578)
                                                                    -------------        -------------
    Change in net assets from operations .......................        1,136,120            6,256,724
                                                                    -------------        -------------

DISTRIBUTIONS TO SHAREHOLDERS (note 10):
  Class A Shares:
  Net investment income ........................................       (7,578,115)          (7,672,295)

  Class C Shares:
  Net investment income ........................................         (294,661)            (342,777)

  Class Y Shares:
  Net investment income ........................................         (307,126)            (232,447)
                                                                    -------------        -------------
    Change in net assets from distributions ....................       (8,179,902)          (8,247,519)
                                                                    -------------        -------------

CAPITAL SHARE TRANSACTIONS (note 7):
  Proceeds from shares sold ....................................       33,331,739           18,965,362
  Reinvested dividends and distributions .......................        4,583,846            4,637,380
  Cost of shares redeemed ......................................      (30,945,266)         (35,203,765)
                                                                    -------------        -------------
  Change in net assets from capital share transactions .........        6,970,319          (11,601,023)
                                                                    -------------        -------------
    Change in net assets .......................................          (73,463)         (13,591,818)

NET ASSETS:
  Beginning of period ..........................................      201,873,132          215,464,950
                                                                    -------------        -------------
  End of period* ...............................................    $ 201,799,669        $ 201,873,132
                                                                    =============        =============

  * Includes undistributed net investment income of: ...........    $      34,795        $      26,082
                                                                    =============        =============

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2008

1. ORGANIZATION

      Tax-Free Fund of Colorado (the "Fund"), a non-diversified, open-end investment company, was organized in February, 1987 as a Massachusetts business trust and commenced operations on May 21, 1987. The Fund is authorized to issue an unlimited number of shares and, since its inception to April 30, 1996, offered only one class of shares. On that date, the Fund began offering two additional classes of shares, Class C and Class Y shares. All shares outstanding prior to that date were designated as Class A shares and are sold with a front-payment sales charge and bear an annual distribution fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after 6 years. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity and are not offered directly to retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. On April 30, 1998, the Fund established Class I shares, which are offered and sold only through financial intermediaries and are not offered directly to retail investors. Class I Shares are sold at net asset value without any sales charge, redemption fees, or contingent deferred sales charge. Class I Shares carry a distribution and service fee. As of the report date no Class I Shares were outstanding. All classes of shares represent interests in the same portfolio of investments and are identical as to rights and privileges but differ with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

a) PORTFOLIO VALUATION: Municipal securities which have remaining maturities of more than 60 days are valued at fair value each business day based upon information provided by a nationally prominent independent pricing service and periodically verified through other pricing services. In the case of securities for which market quotations are readily available, securities are valued by the pricing service at the mean of bid and asked quotations. If market quotations or a valuation from the pricing service is not readily available, the security is valued at fair value determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Securities which mature in 60 days or less are valued at amortized cost if their term to maturity at purchase is 60 days or less, or by amortizing their unrealized appreciation or depreciation on the 61st day prior to maturity, if their term to maturity at purchase exceeds 60 days.

b) FAIR VALUE MEASUREMENTS: The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("SFAS 157"), effective January 1, 2008. SFAS 157 established a three-tier hierarchy of inputs to establish classification of fair value measurements for disclosure purposes. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The Fund's investments are assigned levels based upon the observability.

      The three-tier hierarchy of inputs is summarized below:

      Level 1 - quoted prices in active markets for identical securities

      Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

      Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

      The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

      The following is a summary of the valuation inputs, representing 100% of the Fund's investments, used to value the Fund's net assets as of December 31, 2008:

         VALUATION INPUTS                              INVESTMENTS IN SECURITIES
         ----------------                              -------------------------
         Level 1 - Quoted Prices .......................    $             --
         Level 2 - Other Significant Observable Inputs..         200,702,314
         Level 3 - Significant Unobservable Inputs .....                  --
                                                            ----------------
         Total .........................................    $    200,702,314
                                                            ================

c) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premium and accretion of original issue and market discount.

d) FEDERAL INCOME TAXES: It is the policy of the Fund to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

      The Fund has adopted FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Management has reviewed the tax positions for each of the open tax years (2005-2008) and has determined that the implementation of FIN 48 did not have a material impact on the Fund's financial statements.

e) MULTIPLE CLASS ALLOCATIONS: All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

f) USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

g) RECLASSIFICATION OF CAPITAL ACCOUNTS: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. On December 31, 2008 the Fund increased undistributed net investment income by $294,324 and decreased additional paid-in capital by $294,324 due primarily to differing book/tax treatment of distributions and bond amortization.

h) ACCOUNTING PRONOUNCEMENT: In March 2008, Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("SFAS 161") was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position. Management is currently evaluating the implications of SFAS 161 and its impact, if any, on the Fund's financial statement disclosures.

3. FEES AND RELATED PARTY TRANSACTIONS

a) MANAGEMENT ARRANGEMENTS:

      Aquila Investment Management LLC (the "Manager"), a wholly-owned subsidiary of Aquila Management Corporation, the Fund's founder and sponsor, serves as the Manager for the Fund under an Advisory and Administration Agreement with the Fund. The portfolio management of the Fund has been delegated to a Sub-Adviser as described below. Under the Advisory and Administration Agreement, the Manager provides all administrative services to the Fund, other than those relating to the day-to-day portfolio management. The Manager's services include providing the office of the Fund and all related services as well as overseeing the activities of the Sub-Adviser and managing relationships with all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Manager is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.50 of 1% on the Fund's average net assets.

      Kirkpatrick Pettis Capital Management, Inc. (the "Sub-Adviser"), a wholly-owned subsidiary of the Davidson Companies, serves as the Investment Sub-Adviser for the Fund under a Sub-Advisory Agreement between the Manager and the Sub-Adviser. Under this agreement, the Sub-Adviser continuously provides, subject to oversight of the Manager and the Board of Trustees of the Fund, the investment program of the Fund and the composition of its portfolio, arranges for the purchases and sales of portfolio securities, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed as of the close of business each day at the annual rate of 0.20 of 1% on the Fund's average net assets.

      Under a Compliance Agreement with the Manager, the Manager is compensated for Chief Compliance Officer related services provided to enable the Fund to comply with Rule 38a-1 of the Investment Company Act of 1940.

      Specific details as to the nature and extent of the services provided by the Manager and the Sub-Adviser are more fully defined in the Trust's Prospectus and Statement of Additional Information.

b) DISTRIBUTION AND SERVICE FEES:

      The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund currently makes payment of this distribution fee at the annual rate of 0.05 of 1% of the Fund's average net assets represented by Class A Shares. The Board of Trustees and shareholders approved an amendment to the Fund's Distribution Plan applicable to Class A Shares which permits the Fund to make service fee payments at the rate of up to
0.15 of 1% on the entire net assets represented by Class A Shares. For the year ended December 31, 2008, distribution fees on Class A Shares amounted to $93,553 of which the Distributor retained $3,685.

      Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2008, amounted to $71,409. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25 of 1% of the Fund's average net assets represented by Class C Shares and for the year ended December 31, 2008 amounted to $23,803. The total of these payments with respect to Class C Shares amounted to $95,212 of which the Distributor retained $20,626.

      Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

      Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various brokerage and advisory firms ("intermediaries"), the Fund's shares are sold primarily through the facilities of intermediaries having offices within Colorado, with the bulk of sales commissions inuring to such intermediaries. For the year ended December 31, 2008, total commissions on sales of Class A Shares amounted to $307,906 of which the Distributor received $62,949.

c) OTHER RELATED PARTY TRANSACTIONS:

      For the year ended December 31, 2008, the Fund incurred $70,416 of legal fees allocable to Butzel Long PC, counsel to the Fund, for legal services in conjunction with the Fund's ongoing operations. The Secretary of the Fund is a shareholder of that firm.

4. PURCHASES AND SALES OF SECURITIES

      During the year ended December 31, 2008, purchases of securities and proceeds from the sales of securities aggregated $67,993,097 and $49,444,283, respectively.

      At December 31, 2008, the aggregate tax cost for all securities was $201,918,145. At December 31, 2008 the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $6,674,704 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $7,890,535 for a net unrealized depreciation of $1,215,831.

5. PORTFOLIO ORIENTATION

      Since the Fund invests principally and may invest entirely in double tax-free municipal obligations of issuers within Colorado, it is subject to possible risks associated with economic, political, or legal developments or industrial or regional matters specifically affecting Colorado and whatever effects these may have upon Colorado issuers' ability to meet their obligations.

6. EXPENSES

      The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees and other Fund expenses whenever there are uninvested cash balances. The Statement of Operations reflects the total expenses before any offset, the amount of offset and the net expenses.

7. CAPITAL SHARE TRANSACTIONS

      Transactions in Capital Shares of the Fund were as follows:

                                                    YEAR ENDED                        YEAR ENDED
                                                DECEMBER 31, 2008                 DECEMBER 31, 2007
                                          -----------------------------     -----------------------------
                                              SHARES          AMOUNT           SHARES           AMOUNT
                                          ------------     ------------     ------------     ------------
CLASS A SHARES:
  Proceeds from shares sold ..........       2,464,452     $ 24,867,344        1,543,026     $ 15,781,661
  Reinvested distributions ...........         431,178        4,357,710          430,513        4,399,250
  Cost of shares redeemed ............      (2,525,879)     (25,422,774)      (3,031,187)     (30,993,982)
                                          ------------     ------------     ------------     ------------
    Net change .......................         369,751        3,802,280       (1,057,648)     (10,813,071)
                                          ------------     ------------     ------------     ------------
CLASS C SHARES:
  Proceeds from shares sold ..........         178,646        1,809,057          151,365        1,544,571
  Reinvested distributions ...........          15,282          154,179           18,231          185,929
  Cost of shares redeemed ............        (398,301)      (4,000,837)        (276,171)      (2,819,549)
                                          ------------     ------------     ------------     ------------
    Net change .......................        (204,373)      (2,037,601)        (106,575)      (1,089,049)
                                          ------------     ------------     ------------     ------------
CLASS Y SHARES:
  Proceeds from shares sold ..........         663,100        6,655,338          159,917        1,639,130
  Reinvested distributions ...........           7,122           71,957            5,095           52,201
  Cost of shares redeemed ............        (149,303)      (1,521,655)        (135,641)      (1,390,234)
                                          ------------     ------------     ------------     ------------
    Net change .......................         520,919        5,205,640           29,371          301,097
                                          ------------     ------------     ------------     ------------
Total transactions in Fund shares ....         686,297     $  6,970,319       (1,134,852)    $(11,601,023)
                                          ============     ============     ============     ============

8. TRUSTEES' FEES AND EXPENSES

      At December 31, 2008 there were 7 Trustees, one of which is affiliated with the Manager and is not paid any fees. The total amount of Trustees' service and attendance fees paid during the year ended December 31, 2008 was $73,667, to cover carrying out their responsibilities and attendance at regularly scheduled quarterly Board Meetings and meetings of the Independent Trustees held prior to each quarterly Board Meeting. When additional meetings (Audit, Nominating, Shareholder and special meetings) are held, meeting fees are paid to those Trustees in attendance. Trustees are reimbursed for their expenses such as travel, accommodations and meals incurred in connection with attendance at Board Meetings and the Annual Meeting of Shareholders. For the year ended December 31, 2008, such meeting-related expenses amounted to $32,774.

9. SECURITIES TRADED ON A WHEN-ISSUED BASIS

      The Fund may purchase or sell securities on a when-issued basis. When-issued transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. Beginning on the date the Fund enters into a when-issued transaction, cash or other liquid securities are segregated in an amount equal to or greater than the amount of the when-issued transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

10. INCOME TAX INFORMATION AND DISTRIBUTIONS

      The Fund declares dividends daily from net investment income and makes payments monthly. Net realized capital gains, if any, are distributed annually and are taxable. Dividends and capital gains distributions are paid in additional shares at the net asset value per share, in cash, or in a combination of both, at the shareholder's option.

      The Fund intends to maintain, to the maximum extent possible, the tax-exempt status of interest payments received from portfolio municipal securities in order to allow dividends paid to shareholders from net investment income to be exempt from regular Federal and State of Colorado income taxes. However, due to the distribution levels maintained by the Fund and the differences between financial statement reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. At December 31, 2008, the Fund had a capital loss carryover of $408,064 of which $207,540 expires in 2014, and $200,524 expires in 2015. This carryover is available to offset future net realized gains on securities transactions to the extent provided for in the Internal Revenue Code. To the extent that this loss carryover is used to offset future realized capital gains, it is probable the gains so offset will not be distributed.

      As of December 31, 2008, there were post-October capital loss deferrals of $133,046, which will be recognized in the following year.

      The tax character of distributions:

                                               Year Ended December 31,
                                               2008               2007
                                          --------------    --------------
      Net tax-exempt income               $    7,885,578    $    7,755,024
      Ordinary income                            294,324           492,495
                                          --------------    --------------
                                          $    8,179,902    $    8,247,519
                                          ==============    ==============

      As of December 31, 2008, the components of distributable earnings on a tax basis were as follows:

      Undistributed tax-exempt income     $      379,609
      Unrealized depreciation                 (1,215,831)
      Other accumulated losses                  (541,110)
      Other temporary differences               (379,609)
                                          --------------
                                          $   (1,756,941)
                                          ==============

      The difference between book basis and tax basis unrealized appreciation is attributable primarily to premium/discount adjustments.The difference between book basis and tax basis undistributed income is due to the timing difference in recognizing dividends paid.

11. RECENT DEVELOPMENTS

a) THE DAVIS CASE: In May, 2007, the U. S. Supreme Court agreed to hear an appeal in DEPARTMENT OF REVENUE OF KENTUCKY V. DAVIS, a case concerning the constitutionality of differential tax treatment for interest from in-state vs. out-of-state municipal securities, a practice which is common among the majority of the states. On May 19, 2008, the U. S. Supreme Court upheld the right of states to tax interest on out-of-state municipal bonds while exempting their own state's bond interest from taxation. The U. S. Supreme Court said differential tax treatment for interest from in-state vs. out-of-state municipal securities does not discriminate against interstate commerce, but rather promotes the financing of essential governmental services.

b) INSURERS: Over the past year, municipal bond insurance companies have been under review by the three major rating agencies: Standard & Poor's, Moody's and Fitch. The ratings of some of the insurance companies have now either been downgraded and/or have a negative outlook. The financial markets continue to assess the severity of the losses caused by the subprime credit crisis and its impact on municipal bond insurance companies and the prices of insured municipal bonds.

                            TAX-FREE FUND OF COLORADO
                              FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------

                                                                                              CLASS A
                                                            -----------------------------------------------------------------------
                                                                                      YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------------
                                                               2008            2007            2006           2005           2004
                                                            ---------       ---------       ---------      ---------      ---------
Net asset value, beginning of period ...................    $   10.23       $   10.32       $   10.42      $   10.68      $   10.84
                                                            ---------       ---------       ---------      ---------      ---------
Income (loss) from investment operations:
  Net investment income ................................         0.40++          0.39++          0.39+          0.39+          0.40+
  Net gain (loss) on securities (both realized
    and unrealized) ....................................        (0.34)          (0.07)          (0.07)         (0.23)         (0.13)
                                                            ---------       ---------       ---------      ---------      ---------
  Total from investment operations .....................         0.06            0.32            0.32           0.16           0.27
                                                            ---------       ---------       ---------      ---------      ---------
Less distributions (note 10):
  Dividends from net investment income .................        (0.41)          (0.41)          (0.42)         (0.42)         (0.43)
  Distributions from capital gains .....................            -               -               -              -              -
                                                            ---------       ---------       ---------      ---------      ---------
  Total distributions ..................................        (0.41)          (0.41)          (0.42)         (0.42)         (0.43)
                                                            ---------       ---------       ---------      ---------      ---------
Net asset value, end of period .........................    $    9.88       $   10.23       $   10.32      $   10.42      $   10.68
                                                            =========       =========       =========      =========      =========
Total return (not reflecting sales charge) .............         0.57%           3.21%           3.11%          1.53%          2.57%
Ratios/supplemental data
  Net assets, end of period (in thousands) .............    $ 182,630       $ 185,283       $ 197,926      $ 218,111      $ 226,070
  Ratio of expenses to average net assets ..............         0.80%           0.80%           0.79%          0.79%          0.75%
  Ratio of net investment income to average
    net assets .........................................         3.90%           3.80%           3.76%          3.73%          3.76%
  Portfolio turnover rate ..............................        24.63%           8.77%           7.48%         10.57%         12.55%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

        Ratio of expenses to average net assets ........         0.79%           0.79%           0.78%          0.79%          0.74%

----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.

                 See accompanying notes to financial statements.

                            TAX-FREE FUND OF COLORADO
                        FINANCIAL HIGHLIGHTS (CONTINUED)

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
----------------------------------------------

                                                                                         Class C
                                                       ----------------------------------------------------------------------------
                                                                                 Year Ended December 31,
                                                       ----------------------------------------------------------------------------
                                                          2008             2007             2006            2005            2004
                                                       ----------       ----------       ----------      ----------      ----------
Net asset value, beginning of period ..............    $    10.21       $    10.30       $    10.40      $    10.66      $    10.82
                                                       ----------       ----------       ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income ...........................          0.30++           0.29++           0.29+           0.29+           0.30+
  Net gain (loss) on securities (both
    realized and unrealized) ......................         (0.34)           (0.06)           (0.07)          (0.23)          (0.13)
                                                       ----------       ----------       ----------      ----------      ----------
  Total from investment operations ................         (0.04)            0.23             0.22            0.06            0.17
                                                       ----------       ----------       ----------      ----------      ----------
Less distributions (note 10):
  Dividends from net investment income ............         (0.31)           (0.32)           (0.32)          (0.32)          (0.33)
  Distributions from capital gains ................             -                -                -               -               -
                                                       ----------       ----------       ----------      ----------      ----------
  Total distributions .............................         (0.31)           (0.32)           (0.32)          (0.32)          (0.33)
                                                       ----------       ----------       ----------      ----------      ----------
Net asset value, end of period ....................    $     9.86       $    10.21       $    10.30      $    10.40      $    10.66
                                                       ==========       ==========       ==========      ==========      ==========
Total return (not reflecting sales charge) ........         (0.39)%           2.24%            2.14%           0.57%           1.60%
Ratios/supplemental data
  Net assets, end of period (in thousands) ........    $    8,189       $   10,563       $   11,760      $   13,003      $   15,210
  Ratio of expenses to average net assets .........          1.75%            1.75%            1.74%           1.74%           1.70%
  Ratio of net investment income to
    average net assets ............................          2.95%            2.85%            2.81%           2.78%           2.81%
  Portfolio turnover rate .........................         24.63%            8.77%            7.48%          10.57%          12.55%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets .........          1.74%            1.74%            1.73%           1.74%           1.69%

                                                                                          Class Y
                                                       ----------------------------------------------------------------------------
                                                                                  Year Ended December 31,
                                                       ----------------------------------------------------------------------------
                                                          2008             2007             2006            2005            2004
                                                       ----------       ----------       ----------      ----------      ----------
Net asset value, beginning of period ..............    $    10.25       $    10.35       $    10.44      $    10.71      $    10.86
                                                       ----------       ----------       ----------      ----------      ----------
Income (loss) from investment operations:
  Net investment income ...........................          0.40++           0.40++           0.40+           0.40+           0.41+
  Net gain (loss) on securities (both
    realized and unrealized) ......................         (0.33)           (0.08)           (0.07)          (0.24)          (0.12)
                                                       ----------       ----------       ----------      ----------      ----------
  Total from investment operations ................          0.07             0.32             0.33            0.16            0.29
                                                       ----------       ----------       ----------      ----------      ----------
Less distributions (note 10):
  Dividends from net investment income ............         (0.42)           (0.42)           (0.42)          (0.43)          (0.44)
  Distributions from capital gains ................             -                -                -               -               -
                                                       ----------       ----------       ----------      ----------      ----------
  Total distributions .............................         (0.42)           (0.42)           (0.42)          (0.43)          (0.44)
                                                       ----------       ----------       ----------      ----------      ----------
Net asset value, end of period ....................    $     9.90       $    10.25       $    10.35      $    10.44      $    10.71
                                                       ==========       ==========       ==========      ==========      ==========
Total return (not reflecting sales charge) ........          0.63%            3.17%            3.26%           1.49%           2.73%
Ratios/supplemental data
  Net assets, end of period (in thousands) ........    $   10,980       $    6,027       $    5,779      $   14,671      $   15,608
  Ratio of expenses to average net assets .........          0.75%            0.75%            0.75%           0.74%           0.70%
  Ratio of net investment income to
    average net assets ............................          3.96%            3.84%            3.82%           3.77%           3.81%
  Portfolio turnover rate .........................         24.63%            8.77%            7.48%          10.57%          12.55%

The expense ratios after giving effect to the expense offset for uninvested cash balances were:

  Ratio of expenses to average net assets .........          0.74%            0.73%            0.74%           0.74%           0.69%

----------
+ Per share amounts have been calculated using the monthly average shares method.
++ Per share amounts have been calculated using the daily average shares method.

                 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

ANALYSIS OF EXPENSES (UNAUDITED)

      As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end sales charges with respect to Class A shares or contingent deferred sales charges ("CDSC") with respect to Class C shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The table below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

      The table below is based on an investment of $1,000 invested on July 1, 2008 and held for the six months ended December 31, 2008.

ACTUAL EXPENSES

      This table provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

SIX MONTHS ENDED DECEMBER 31, 2008

                      ACTUAL
                   TOTAL RETURN        BEGINNING      ENDING          EXPENSES
                      WITHOUT           ACCOUNT      ACCOUNT        PAID DURING
                 SALES CHARGES(1)        VALUE        VALUE        THE PERIOD(2)
--------------------------------------------------------------------------------
Class A               (0.43)%         $1,000.00      $995.70           $3.96
--------------------------------------------------------------------------------
Class C               (0.91)%         $1,000.00      $990.90           $8.71
--------------------------------------------------------------------------------
Class Y               (0.40)%         $1,000.00      $996.00           $3.71
--------------------------------------------------------------------------------

(1) ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS, IF ANY, AT NET ASSET VALUE AND DOES NOT REFLECT THE DEDUCTION OF THE APPLICABLE SALES CHARGES WITH RESPECT TO CLASS A SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES ("CDSC") WITH RESPECT TO CLASS C SHARES. TOTAL RETURN IS NOT ANNUALIZED, AS IT MAY NOT BE REPRESENTATIVE OF THE TOTAL RETURN FOR THE YEAR.

(2) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.79%, 1.74% AND 0.74% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

      The table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of other mutual funds.

      Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs with respect to Class A shares. The example does not reflect the deduction of contingent deferred sales charges ("CDSC") with respect to Class C shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transaction costs were included, your costs would have been higher.

SIX MONTHS ENDED DECEMBER 31, 2008

                        HYPOTHETICAL
                         ANNUALIZED    BEGINNING      ENDING          EXPENSES
                            TOTAL       ACCOUNT      ACCOUNT        PAID DURING
                           RETURN        VALUE        VALUE        THE PERIOD(1)
--------------------------------------------------------------------------------
Class A                     5.00%     $1,000.00     $1,021.17          $4.01
--------------------------------------------------------------------------------
Class C                     5.00%     $1,000.00     $1,016.39          $8.82
--------------------------------------------------------------------------------
Class Y                     5.00%     $1,000.00     $1,021.42          $3.76
--------------------------------------------------------------------------------

(1) EXPENSES ARE EQUAL TO THE ANNUALIZED EXPENSE RATIO OF 0.79%, 1.74% AND 0.74% FOR THE FUND'S CLASS A, C AND Y SHARES, RESPECTIVELY, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY 184/366 (TO REFLECT THE ONE-HALF YEAR PERIOD).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

INFORMATION AVAILABLE (UNAUDITED)

      Much of the information that the funds in the Aquila Group of Funds produce is automatically sent to you and all other shareholders. Specifically, you are routinely sent the entire list of portfolio securities of your Fund twice a year in the semi-annual and annual reports you receive. Additionally, we prepare, and have available, portfolio listings at the end of each quarter. Whenever you may be interested in seeing a listing of your Fund's portfolio other than in your shareholder reports, please check our website at http://www.aquilafunds.com or call us at 1-800-437-1020.

      The Fund additionally files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available free of charge on the SEC website at http://www.sec.gov. You may also review or, for a fee, copy the forms at the SEC's Public Reference Room in Washington, DC or by calling 1-800-SEC-0330.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

PROXY VOTING RECORD (UNAUDITED)

      The Fund does not invest in equity securities. Accordingly, there were no matters relating to a portfolio security considered at any shareholder meeting held during the 12 months ended June 30, 2008 with respect to which the Fund was entitled to vote. Applicable regulations require us to inform you that the foregoing proxy voting information is available on the SEC website at http://www.sec.gov.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF DISTRIBUTIONS (UNAUDITED)

      This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

      For the calendar year ended December 31, 2008, $7,885,578 of dividends paid by Tax-Free Fund of Colorado, constituting 96.40% of total dividends paid during calendar year 2008, were exempt-interest dividends and the balance was ordinary dividend income.

      Prior to January 31, 2009, shareholders were mailed the approriate tax form(s) which contained information on the status of distributions paid for the 2008 CALENDAR YEAR.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION (UNAUDITED)

TRUSTEES(1)
AND OFFICERS

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
INTERESTED TRUSTEES(4)

Diana P. Herrmann       Trustee since   Vice Chair and Chief Executive Officer of          12           ICI Mutual Insurance
New York, NY            2000 and        Aquila Management Corporation, Founder of                       Company
(02/25/58)              President       the Aquila Group of Funds(R) (5) and parent of
                        since 1999      Aquila Investment Management LLC, Manager,
                                        since 2004, President and Chief Operating
                                        Officer since 1997, a Director since 1984,
                                        Secretary since 1986 and previously its
                                        Executive Vice President, Senior Vice
                                        President or Vice President, 1986-1997;
                                        Chief Executive Officer and Vice Chair since
                                        2004 and President, Chief Operating Officer
                                        and Manager of the Manager since 2003;
                                        Chair, Vice Chair, President, Executive Vice
                                        President or Senior Vice President of funds
                                        in the Aquila Group of Funds(R) since 1986;
                                        Director of the Distributor since 1997;
                                        trustee, Reserve Money-Market Funds,
                                        1999-2000 and Reserve Private Equity Series,
                                        1998-2000; Governor, Investment Company
                                        Institute (a trade organization for the U.S.
                                        fund industry dedicated to protecting
                                        shareholder interests and educating the
                                        public about investing) and head of its
                                        Small Funds Committee since 2004; active in
                                        charitable and volunteer organizations.

NON-INTERESTED TRUSTEES

Anne J. Mills           Chair of the    President, Loring Consulting Company since          4           None
Castle Rock, CO         Board of        2001; Vice President for Business Management
(12/23/38)              Trustees        and CFO, Ottawa University, since 2006, Vice
                        since 2005      President for Business Affairs, 1992-2001;
                        and Trustee     IBM Corporation, 1965-1991; currently active
                        since 1987      with various charitable educational and
                                        religious organizations.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Gary C. Cornia          Vice Chair of   Dean, Marriott School of Management, Brigham       4            Lincoln Institute of Land
Orem, UT                the Board of    Young University, since 2008; Director,                         Policy, Cambridge, MA
(06/24/48)              Trustees        Romney Institute of Public Management,
                        since 2006      Marriott School of Management, 2004 - 2008;
                        and Trustee     Professor, Marriott School of Management,
                        since 2000      1980 - present; Past President, the National
                                        Tax Association; Fellow, Lincoln Institute of
                                        Land Policy, 2002 - present; Associate Dean,
                                        Marriott School of Management, Brigham Young
                                        University, 1991-2000; member, Utah
                                        Governor's Tax Review Committee since 1993.

Tucker Hart Adams       Trustee         President, The Adams Group, Inc., an               3            Griffis/Blessings, Inc.
Colorado Springs, CO    since 1989      economic consulting firm, since 1989;                           (commerical property
(01/11/38)                              formerly Chief Economist, United Banks of                       development and
                                        Colorado; currently or formerly active with                     management); Kachi
                                        numerous professional and community                             Partners (middle market
                                        organizations.                                                  buyouts); Colorado
                                                                                                        Health Facilities Authority

Thomas A. Christopher   Trustee         Vice President of Robinson, Hughes &               3            None
Danville, KY            since 2004      Christopher, C.P.A.s, P.S.C., since 1977;
(12/19/47)                              President, A Good Place for Fun, Inc., a
                                        sports facility, since 1987; currently or
                                        formerly active with various professional
                                        and community organizations.

Lyle W. Hillyard        Trustee         President of the law firm of Hillyard,             2            None
Logan, UT               since 2006      Anderson & Olsen, Logan, Utah, since 1967;
(09/25/40)                              member of Utah Senate, 1985 to present, in
                                        the following positions: President, 2000,
                                        Senate Majority Leader, 1999-2000, Assistant
                                        Majority Whip, 1995-1998; served as Chairman
                                        of the following Senate Committees: Tax and
                                        Revenue, Senate Judiciary Standing, Joint
                                        Executive Appropriations, and Senate Rules;
                                        currently serves as Co-Chair, Joint
                                        Executive Appropriations.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
John C. Lucking         Trustee         President, Econ-Linc, an economic consulting        3           None
Phoenix, AZ             since 2000      firm, since 1995; formerly Consulting
(05/20/43)                              Economist, Bank One Arizona and Chief
                                        Economist, Valley National Bank; member,
                                        Arizona's Joint Legislative Budget Committee
                                        Economic Advisory Panel and the Western Blue
                                        Chip Economic Forecast Panel; Board,
                                        Northern Arizona University Foundation since
                                        1997; member, various historical, civic and
                                        economic associations.

OTHER INDIVIDUALS

TRUSTEES EMERITUS(6)

Lacy B. Herrmann        Founder and     Founder and Chairman of the Board, Aquila          N/A          N/A
New York, NY            Chairman        Management Corporation, the sponsoring
(05/12/29)              Emeritus        organization and parent of the Manager or
                        since 2005;     Administrator and/or Adviser or Sub-Adviser
                        Chairman of     to each fund of the Aquila Group of Funds(R);
                        the Board of    Chairman of the Manager or Administrator
                        Trustees,       and/or Adviser or Sub-Adviser to each since
                        1987-2004       2004; Founder and Chairman Emeritus of each
                                        fund in the Aquila Group of Funds(R);
                                        previously Chairman and a Trustee of each
                                        fund in the Aquila Group of Funds(R) since its
                                        establishment until 2004 or 2005; Director
                                        of the Distributor since 1981 and formerly
                                        Vice President or Secretary, 1981-1998;
                                        Trustee Emeritus, Brown University and the
                                        Hopkins School; active in university, school
                                        and charitable organizations.

J. William Weeks        Trustee         Retired; limited partner in real estate            N/A          N/A
Palm Beach, FL          Emeritus        partnerships Alex, Brown & Sons No. 1 and 2;
(06/22/27)              since 2006      formerly Senior Vice President or Vice
                                        President of the Aquila Municipal Bond
                                        Funds; and Vice President of the
                                        Distributor.

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Charles E. Childs, III  Executive Vice  Executive Vice President of all funds in the       N/A          N/A
New York, NY            President       Aquila Group of Funds(R) and the Manager and
(04/01/57)              since 2003      the Manager's parent since 2003; formerly
                                        Senior Vice President, corporate
                                        development, Vice President, Assistant Vice
                                        President and Associate of the Manager's
                                        parent since 1987; Senior Vice President,
                                        Vice President or Assistant Vice President
                                        of the Aquila Money-Market Funds, 1988-2003.

Stephen J. Caridi       Senior Vice     Vice President of the Distributor since            N/A          N/A
New York, NY            President       1995; Vice President, Hawaiian Tax-Free
(05/06/61)              since 2004      Trust since 1998; Senior Vice President,
                                        Narragansett Insured Tax-Free Income Fund
                                        since 1998, Vice President 1996-1997; Senior
                                        Vice President, Tax-Free Fund of Colorado
                                        since 2004; Vice President, Aquila Rocky
                                        Mountain Equity Fund since 2006.

Robert W. Anderson      Chief           Chief Compliance Officer of the Fund and           N/A          N/A
New York, NY            Compliance      each of the other funds in the Aquila Group
(08/23/40               Officer since   of Funds(R), the Manager and the Distributor
                        2004 and        since 2004, Compliance Officer of the
                        Assistant       Manager or its predecessor and current
                        Secretary       parent 1998-2004; Assistant Secretary of the
                        since 2000      Aquila Group of Funds(R) since 2000.

Joseph P. DiMaggio      Chief Financial Chief Financial Officer of the Aquila Group        N/A          N/A
New York, NY            Officer         of Funds(R) since 2003 and Treasurer since
(11/06/56)              since 2003      2000.
                        and Treasurer
                        since 2000

                                                                                        NUMBER OF
                        POSITIONS                                                       PORTFOLIOS      OTHER DIRECTORSHIPS
                        HELD WITH                                                       IN FUND         HELD BY TRUSTEE
NAME,                   FUND AND        PRINCIPAL                                       COMPLEX         (THE POSITION HELD IS
ADDRESS(2)              LENGTH OF       OCCUPATION(S)                                   OVERSEEN        A DIRECTORSHIP UNLESS
AND DATE OF BIRTH       SERVICE(3)      DURING PAST 5 YEARS                             BY TRUSTEE      INDICATED OTHERWISE.)
-----------------       ----------      -------------------                             ----------      ---------------------
Edward M. W. Hines      Secretary       Shareholder of Butzel Long, a professional         N/A          N/A
New York, NY            since 1987      corporation, counsel to the Fund, since
(12/16/39)                              2007; Partner of Hollyer Brady Barrett &
                                        Hines LLP, its predecessor as counsel,
                                        1989-2007; Secretary of the Aquila Group of
                                        Funds(R).

John M. Herndon         Assistant       Assistant Secretary of the Aquila Group of         N/A          N/A
New York, NY            Secretary       Funds(R) since 1995 and Vice President of the
(12/17/39)              since 1995      three Aquila Money-Market Funds since 1990;
                                        Vice President of the Manager or its
                                        predecessor and current parent since 1990.

Lori A. Vindigni        Assistant       Assistant Treasurer of the Aquila Group of         N/A          N/A
New York, NY            Treasurer       Funds(R) since 2000; Assistant Vice President
(11/02/66)              since 2000      of the Manager or its predecessor and
                                        current parent since 1998; Fund Accountant
                                        for the Aquila Group of Funds(R), 1995-1998.

----------

(1) The Fund's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll-free) or by visiting the EDGAR Database at the SEC's internet site at www.sec.gov.

(2) The mailing address of each Trustee and officer is c/o Tax-Free Fund of Colorado, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Ms. Herrmann is an interested person of the Fund as an officer of the Fund, as a director, officer and shareholder of the Manager's corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor. Ms. Herrmann is the daughter of Lacy B. Herrmann, the Founder and Chairman Emeritus of the Fund.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust and Pacific Capital Tax-Free Cash Assets Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Municipal Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; Aquila Three Peaks High Income Fund is a high income corporate bond fund; considered together, these 12 funds are called the "Aquila Group of Funds(R)."

(6) A Trustee Emeritus may attend Board meetings but has no voting power.

--------------------------------------------------------------------------------

PRIVACY NOTICE (UNAUDITED)

                            TAX-FREE FUND OF COLORADO

OUR PRIVACY POLICY. In providing services to you as an individual who owns or is considering investing in shares of the Fund, we collect certain non-public personal information about you. Our policy is to keep this information strictly safeguarded and confidential, and to use or disclose it only as necessary to provide services to you or as otherwise permitted by law. Our privacy policy applies equally to former shareholders and persons who inquire about the Fund.

INFORMATION WE COLLECT. "Non-public personal information" is personally identifiable financial information about you as an individual or your family. The kinds of non-public personal information we have about you may include the information you provide us on your share purchase application or in telephone calls or correspondence with us, and information about your fund transactions and holdings, how you voted your shares and the account where your shares are held.

INFORMATION WE DISCLOSE. We disclose non-public personal information about you to companies that provide necessary services to us, such as the Fund's transfer agent, distributor, or manager, as permitted or required by law, or as authorized by you. Any other use is strictly prohibited. We do not sell information about you or any of our fund shareholders to anyone.

NON-CALIFORNIA RESIDENTS: We also may disclose some of this information to another fund in the Aquila Group of Funds(R) (or its service providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds(R) or new services we are offering that may be of interest to you.

CALIFORNIA RESIDENTS ONLY: In addition, unless you "opt-out" of the following disclosures using the form that was mailed to you under separate cover, we may disclose some of this information to another fund in the Aquila Group of Funds(R) (or its sevice providers) under joint marketing agreements that permit the funds to use the information only to provide you with information about other funds in the Aquila Group of Funds(R) or new services we are offering that may be of interest to you.

HOW WE SAFEGUARD YOUR INFORMATION. We restrict access to non-public personal information about you to only those persons who need it to provide services to you or who are permitted by law to receive it. We maintain physical, electronic and procedural safeguards to protect the confidentiality of all non-public personal information we have about you.

If you have any questions regarding our Privacy Policy, please contact us at 1-800-437-1020.

                            AQUILA DISTRIBUTORS, INC.
                        AQUILA INVESTMENT MANAGEMENT LLC

This Privacy Policy also has been adopted by Aquila Distributors, Inc. and Aquila Investment Management LLC and applies to all non-public information about you that each of these companies may obtain in connection with services provided to the Fund or to you as a shareholder of the Fund.

--------------------------------------------------------------------------------

FOUNDERS
   Lacy B. Herrmann, Chairman Emeritus
   Aquila Management Corporation

MANAGER
   AQUILA INVESTMENT MANAGEMENT LLC
   380 Madison Avenue, Suite 2300
   New York, New York 10017

Investment Sub-Adviser
   KIRKPATRICK PETTIS CAPITAL MANAGEMENT, INC.
   1600 Broadway, Suite 1100
   Denver, Colorado 80202

BOARD OF TRUSTEES
   Anne J. Mills, Chair
   Gary C. Cornia, Vice Chair
   Tucker Hart Adams
   Thomas A. Christopher
   Diana P. Herrmann
   Lyle W. Hillyard
   John C. Lucking

TRUSTEE EMERITUS
   J. William Weeks

OFFICERS
   Diana P. Herrmann, President
   Stephen J. Caridi, Senior Vice President
   Robert W. Anderson, Chief Compliance Officer
   Joseph P. DiMaggio, Chief Financial Officer and Treasurer
   Edward M.W. Hines, Secretary

DISTRIBUTOR
   AQUILA DISTRIBUTORS, INC.
   380 Madison Avenue, Suite 2300
   New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
   PFPC Inc.
   101 Sabin Street
   Pawtucket, RI 02860

CUSTODIAN
   JPMORGAN CHASE BANK, N.A.
   1111 Polaris Parkway
   Columbus, Ohio 43240

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
   Tait, Weller & Baker LLP
   1818 Market Street, Suite 2400
   Philadelphia, PA 19103

Further information is contained in the Prospectus, which must precede or accompany this report.

ITEM 2.  CODE OF ETHICS.

(a) As of December 31, 2008 (the end of the reporting period) the Trust has adopted a code of ethics that applies to the Trust's principal executive officer(s)and principal financial officer(s) and persons performing similar functions ("Covered Officers") as defined in the Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002, as amended;

(f)(1) Pursuant to Item 10(a)(1), a copy of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions is included as an exhibit to its annual report on this Form N-CSR;

(f)(2) The text of the Trust's Code of Ethics that applies to the Trust's principal executive officer(s) and principal financial officer(s) and persons performing similar functions has been posted on its Internet website which can be found at the Trust's Internet address at aquilafunds.com.


ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1)(ii) The Board of Trustees of the Fund has determined that it does not have at least one audit committee financial expert serving on its audit committee. The Fund does not have such a person serving on the audit committee because none of the persons currently serving as Trustees happens to have the technical accounting and auditing expertise included in the definition of "audit committee financial expert" recently adopted by the Securities and Exchange Commission in connection with this Form N-CSR, and the Board has not heretofore deemed it necessary to seek such a person for election to the Board.

The primary mission of the Board, which is that of oversight over the operations and affairs of the Fund, confronts the Trustees with a wide and expanding range of issues and responsibilities. The
Trustees believe that, accordingly, it is essential that the Board's membership consist of persons with as extensive experience as possible in fulfilling the duties and responsibilities of mutual fund directors and audit committee members and, ideally, with extensive experience and background relating to the economic and financial sectors and securities in which the Fund invests, including exposure to the financial and accounting matters commonly encountered with respect to those sectors and securities. The Board believes that its current membership satisfies those criteria. It recognizes that it would also be helpful to have a member with the relatively focused accounting and auditing expertise reflected in the applicable definition of "audit committee financial expert," just as additional members with similarly focused technical expertise in other areas relevant to the Fund's operations and affairs would also contribute added value. However, the Board believes that the Fund is better served, and its assets better employed, by a policy of hiring experts in various the specialized area of technical accounting and auditing matters, if and as the Board identifies the need, rather than by seeking to expand its numbers by adding technical experts in the areas constituting its domain of responsibility. The Fund's Audit Committee Charter explicitly authorizes the Committee to retain such experts as it deems necessary in fulfilling its duties


ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees - The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements were $18,000 in 2007 and $16,800 in 2008.

b) Audit Related Fees - There were no amounts billed for audit-related fees over the past two years.

c) Tax Fees - The Registrant was billed by the principal accountant $3,000 and $3,100 in 2007 and 2008, respectively, for return preparation and tax compliance.

d) All Other Fees - There were no additional fees paid for audit and non-audit services other than those disclosed in a) thorough c) above.

e)(1) Currently, the audit committee of the Registrant pre-approves audit services and fees on an engagement-by-engagement basis

e)(2) None of the services described in b) through d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X, all were pre-approved on an engagement-by-engagement basis.

f)  No applicable.

g) There were no non-audit services fees billed by the Registrant's accountant to the Registrant's investment adviser or distributor over the past two years

h)  Not applicable.


ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

	Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

	Included in Item 1 above

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
         CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

   	Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

	Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

	Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

	The Board of Directors of the Registrant has adopted a Nominating Committee Charter which provides that the Nominating Committee (the 'Committee') may consider and evaluate nominee candidates properly submitted by shareholders if a vacancy among the Independent Trustees of the Registrant occurs and if, based on the Board's then current size, composition and structure, the Committee determines that the vacancy should be filled. The Committee will consider candidates submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. A copy of the qualifications and procedures that must be met or followed by shareholders to properly submit a nominee candidate to the Committee may be obtained by submitting a request in writing to the Secretary of the Registrant.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing of this report, the registrant's chief financial and executive officers have concluded that the disclosure controls and procedures of the registrant are appropriately designed to ensure that information required to be disclosed in the registrant's reports that are filed under the Securities Exchange Act of 1934 are accumulated and communicated to registrant's management, including its principal executive officer(s) and principal financial officer(s), to allow timely decisions regarding required disclosure and is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the Securities and Exchange Commission.

(b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 12.  EXHIBITS.

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.



SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TAX-FREE FUND OF COLORADO


By:  /s/  Diana P. Herrmann
-----------------------------------
President and Trustee
March 4, 2009



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Chief Financial Officer and Treasurer
March 4, 2009


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:  /s/  Diana P. Herrmann
-----------------------------------
Diana P. Herrmann
President and Trustee
March 4, 2009



By:  /s/  Joseph P. DiMaggio
-------------------------------------
Joseph P. DiMaggio
Chief Financial Officer and Treasurer
March 4, 2009




TAX-FREE FUND OF COLORADO

EXHIBIT INDEX

(a)(1) Aquila Group of Funds Code of Ethics for Principal Executive and Senior Financial Officers under Section 406 of the Sarbanes-Oxley Act of 2002.

(a) (2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.